This submission is being made solely to obtain series and class identifiers after February 6, 2006 for Advisory Portfolio—Series 1, a portfolio of Morgan Stanley Institutional Fund Trust (the “Fund”). A registration statement relating to this Fund was declared effective on December 10, 2003; however, as of the date of this filing, the Fund had not commenced operations. In anticipation of a possible launch of this Fund in 2008, we are hereby requesting series and class identifiers at this time.